UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) —August 1, 2007

ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 299-9375

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01            Regulation FD Disclosure.

On August 1, 2007, Assured Guaranty Ltd. issued a press release disclosing additional information on its residential mortgage backed securities (RMBS), subprime RMBS and collateralized debt obligations (CDOs) of asset backed securities (ABS) exposure as of June 30, 2007 and the availability of a supplement providing additional information on these exposures. The press release and the supplement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 9.01            Financial Statements and Exhibits.

                             (d)  Exhibits

Exhibit Number	Description
99.1	Press Release dated August 1, 2007
99.2	Supplemental Exposure Regarding Residential Mortgage Backed Securities (RMBS), Subprime RMBS and CDO of ABS, as of June 30, 2007.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Assured Guaranty Ltd.

By:	/S/ James M. Michener
Name: James M. Michener
Title: General Counsel

DATE:  August 2, 2007

3